SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 April 26, 2004

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                               as depositor of the

                           RAMP SERIES 2004- RZ1 TRUST
           (Exact name of the registrant as specified in its charter)



Delaware                             333-110437-08                41-1955181

(State or other                 (Commission File Number)   (I.R.S. Employee
jurisdiction of incorporation)                             Identification No.)

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000


Item 5. Other Events

A copy of the monthly report relating to the April 2004 distribution to holders of the Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RZ1 is included as an exhibit to this Report



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following is filed as an Exhibit to this Report under Exhibit 20.

No. 20.        April 2004 Monthly Report

                                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as depositor of the registrant identified on the cover page to this Report



By:     /s/ Barbara Wendt
Name:   Barbara Wendt
Title:  Managing Director
Dated:  April 26, 2004